Investments and other assets	12 Months Ended
Dec. 31, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Investments and other assets	Investments and other assets
Investments and other assets consist of the following as of December 31, 2024 and 2023:

	As of
	December 31, 2024	December 31, 2023
Security deposits(1)	$10,322	$10,523
Investments(2)(3)	1,713	2,477
Other assets(4)	2,947	2,048
Total other assets	$14,982	$15,048

(1) Represents security deposits paid by the Company in connection its execution of certain lease arrangements.See Note 11 — Leases for further details.
(2) In the third quarter of 2019, the Company entered into a Real Estate Contribution Agreement with a real estate investment trust (the “REIT”), receiving equity shares in the REIT as part of a sale and leaseback transaction. See Note 11 — Leases for further details.

(3) In the third quarter of 2024, the Company entered into certain investments in support of continued growth within its International segment.
(4) Represents receivables resulting from certain acquisitions of the Company.
Asset Specific Impairment
During the year ended December 31, 2024, the Company remeasured the fair value of its external investments and determined that, as a result of the sequential declines in the net realizable value of the investee, the carrying value of the investment was impaired. The Company recognized an impairment loss on this investment of $1.7 million during the year ended December 31, 2024.